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                          DRESDNER RCM GLOBAL FUNDS, INC.
                          SUPPLEMENT DATED APRIL 21, 1999
                     TO THE PROSPECTUS DATED DECEMBER 31, 1998

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "WHAT DIVIDENDS AND OTHER DISTRIBUTIONS DO THE FUNDS PAY?" AT PAGE 27 OF THE PROSPECTUS.

Normally, dividend and other distribution payments are declared and paid by each Fund in December, with the exception of the Dresdner RCM Strategic Income Fund, which expects to declare and pay net investment income dividends on a monthly basis and net realized capital gains in December.